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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2002 included in Student Advantage, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP
Boston, Massachusetts
June 18, 2002